Exhibit 99.2
Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
Sales to customers by geographic area	2024	2023	Total	Operations	Currency
U.S.	$12,909	11,996	7.6%	7.6	—
Europe	4,914	4,727	4.0	3.0	1.0
Western Hemisphere excluding U.S.	1,173	1,171	0.3	20.3	(20.0)
Asia-Pacific, Africa	3,475	3,457	0.5	1.5	(1.0)
International	9,562	9,355	2.2	4.6	(2.4)
Worldwide	$22,471	21,351	5.2%	6.3	(1.1)

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
Sales to customers by geographic area (ex. COVID-19 Vaccine)	2024	2023	Total	Operations	Currency
U.S.*	$12,909	11,996	7.6%	7.6	—
Europe(1)	4,913	4,686	4.8	3.8	1.0
Western Hemisphere excluding U.S.*	1,173	1,171	0.3	20.3	(20.0)
Asia-Pacific, Africa*	3,475	3,457	0.5	1.5	(1.0)
International	9,561	9,314	2.7	5.1	(2.4)
Worldwide	$22,470	21,310	5.4%	6.5	(1.1)
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1) Refer to supplemental sales information schedules
*No COVID-19 Vaccine Sales

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
Sales to customers by geographic area	2024	2023	Total	Operations	Currency
U.S.	$37,098	34,435	7.7%	7.7	—
Europe	15,291	15,448	(1.0)	(0.7)	(0.3)
Western Hemisphere excluding U.S.	3,579	3,383	5.8	21.4	(15.6)
Asia-Pacific, Africa	10,333	10,498	(1.6)	2.8	(4.4)
International	29,203	29,329	(0.4)	3.1	(3.5)
Worldwide	$66,301	63,764	4.0%	5.6	(1.6)

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
Sales to customers by geographic area (ex. COVID-19 Vaccine)	2024	2023	Total	Operations	Currency
U.S.*	$37,098	34,435	7.7%	7.7	—
Europe(1)	15,093	14,375	5.0	5.3	(0.3)
Western Hemisphere excluding U.S.*	3,579	3,383	5.8	21.4	(15.6)
Asia-Pacific, Africa*	10,333	10,498	(1.6)	2.8	(4.4)
International	29,005	28,256	2.7	6.3	(3.6)
Worldwide	$66,103	62,691	5.4%	7.1	(1.7)
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1) Refer to supplemental sales information schedules
*No COVID-19 Vaccine Sales

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
Sales to customers by segment of business	2024	2023	Total	Operations	Currency
Innovative Medicine (1)
U.S.	$8,871	8,249	7.5%	7.5	—
International	5,709	5,644	1.2	4.4	(3.2)
	14,580	13,893	4.9	6.3	(1.4)
Innovative Medicine excluding COVID-19 Vaccine (1)
U.S.	8,871	8,249	7.5	7.5	—
International	5,708	5,603	1.9	5.2	(3.3)
	14,579	13,852	5.2	6.6	(1.4)
MedTech
U.S.	4,038	3,747	7.8	7.8	—
International	3,853	3,711	3.9	5.0	(1.1)
	7,891	7,458	5.8	6.4	(0.6)
U.S.	12,909	11,996	7.6	7.6	—
International	9,562	9,355	2.2	4.6	(2.4)
Worldwide	22,471	21,351	5.2	6.3	(1.1)
U.S.	12,909	11,996	7.6	7.6	—
International	9,561	9,314	2.7	5.1	(2.4)
Worldwide excluding COVID-19 Vaccine (1)	$22,470	21,310	5.4%	6.5	(1.1)
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1)Refer to supplemental sales information schedules.

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
Sales to customers by segment of business	2024	2023	Total	Operations	Currency
Innovative Medicine (1)
U.S.	$24,993	23,090	8.2%	8.2	—
International	17,639	17,947	(1.7)	2.1	(3.8)
	42,632	41,037	3.9	5.5	(1.6)
Innovative Medicine excluding COVID-19 Vaccine (1)
U.S.	24,993	23,090	8.2	8.2	—
International	17,441	16,874	3.4	7.4	(4.0)
	42,434	39,964	6.2	7.9	(1.7)
MedTech
U.S.	12,105	11,345	6.7	6.7	—
International	11,564	11,382	1.6	4.7	(3.1)
	23,669	22,727	4.1	5.7	(1.6)
U.S.	37,098	34,435	7.7	7.7	—
International	29,203	29,329	(0.4)	3.1	(3.5)
Worldwide	66,301	63,764	4.0	5.6	(1.6)
U.S.	37,098	34,435	7.7	7.7	—
International	29,005	28,256	2.7	6.3	(3.6)
Worldwide excluding COVID-19 Vaccine (1)	$66,103	62,691	5.4%	7.1	(1.7)
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1)Refer to supplemental sales information schedules.

Johnson & Johnson and subsidiaries
Condensed consolidated statement of earnings

(Unaudited; in Millions Except Per Share Figures)	THIRD QUARTER
	2024		2023		Percent Increase (Decrease)
	Amount	Percent to Sales	Amount	Percent to Sales
Sales to customers	$22,471	100.0	$21,351	100.0	5.2
Cost of products sold	6,963	31.0	6,606	30.9	5.4
Gross Profit	15,508	69.0	14,745	69.1	5.2
Selling, marketing and administrative expenses	5,478	24.3	5,400	25.3	1.4
Research and development expense	4,952	22.0	3,447	16.2	43.7
In-process research and development impairments	—	—	206	1.0
Interest (income) expense, net	(99)	(0.4)	(182)	(0.8)
Other (income) expense, net	1,798	8.0	499	2.3
Restructuring	41	0.2	158	0.7
Earnings before provision for taxes on income	3,338	14.9	5,217	24.4	(36.0)
Provision for taxes on income	644	2.9	908	4.2	(29.1)
Net earnings from Continuing Operations	$2,694	12.0	$4,309	20.2	(37.5)
Net earnings from Discontinued Operations, net of tax	—		21,719
Net earnings	$2,694		$26,028

Net earnings per share (Diluted) from Continuing Operations	$1.11		$1.69		(34.3)
Net earnings per share (Diluted) from Discontinued Operations	$—		$8.52

Average shares outstanding (Diluted)	2,427.9		2,549.7

Effective tax rate from Continuing Operations	19.3%		17.4%

Adjusted earnings from Continuing Operations before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income from Continuing Operations	$7,277	32.4	$8,033	37.6	(9.4)
Net earnings from Continuing Operations	$5,876	26.1	$6,777	31.7	(13.3)
Net earnings per share (Diluted) from Continuing Operations	$2.42		$2.66		(9.0)
Effective tax rate from Continuing Operations	19.3%		15.6%
(1)    See Reconciliation of Non-GAAP Financial Measures.
(A)    NON-GAAP FINANCIAL MEASURES "Adjusted earnings from continuing operations before provision for taxes on income," "adjusted net earnings from continuing operations," "adjusted net earnings per share (diluted) from continuing operations," and "adjusted effective tax rate from continuing operations" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations prepared in accordance with GAAP, adjusted earnings from continuing operations before provision for taxes on income, adjusted net earnings from continuing operations, adjusted net earnings per share (diluted) from continuing operations, and adjusted effective tax rate from continuing operations may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and subsidiaries
Condensed consolidated statement of earnings

(Unaudited; in Millions Except Per Share Figures)	NINE MONTHS
	2024		2023		Percent Increase (Decrease)
	Amount	Percent to Sales	Amount	Percent to Sales
Sales to customers	$66,301	100.0	$63,764	100.0	4.0
Cost of products sold	20,343	30.7	19,755	31.0	3.0
Gross Profit	45,958	69.3	44,009	69.0	4.4
Selling, marketing and administrative expenses	16,416	24.8	15,702	24.6	4.5
Research and development expense	11,934	18.0	10,605	16.6	12.5
In-process research and development impairments	194	0.3	255	0.4
Interest (income) expense, net	(433)	(0.7)	(277)	(0.4)
Other (income) expense, net	4,855	7.3	7,055	11.1
Restructuring	192	0.3	433	0.6
Earnings before provision for taxes on income	12,800	19.3	10,236	16.1	25.0
Provision for taxes on income	2,165	3.3	1,042	1.7	107.8
Net earnings from Continuing Operations	$10,635	16.0	$9,194	14.4	15.7
Net earnings from Discontinued Operations, net of tax	—		21,910
Net earnings	$10,635		$31,104

Net earnings per share (Diluted) from Continuing Operations	$4.38		$3.53		24.1
Net earnings per share (Diluted) from Discontinued Operations	$—		$8.42

Average shares outstanding (Diluted)	2,429.5		2,603.4

Effective tax rate from Continuing Operations	16.9%		10.2%

Adjusted earnings from Continuing Operations before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income from Continuing Operations	$23,558	35.5	$23,574	37.0	(0.1)
Net earnings from Continuing Operations	$19,296	29.1	$19,847	31.1	(2.8)
Net earnings per share (Diluted) from Continuing Operations	$7.94		$7.62		4.2
Effective tax rate from Continuing Operations	18.1%		15.8%
(1)See Reconciliation of Non-GAAP Financial Measures.
(A)NON-GAAP FINANCIAL MEASURES "Adjusted earnings from continuing operations before provision for taxes on income," "adjusted net earnings from continuing operations," "adjusted net earnings per share (diluted) from continuing operations," and "adjusted effective tax rate from continuing operations" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations prepared in accordance with GAAP, adjusted earnings from continuing operations before provision for taxes on income, adjusted net earnings from continuing operations, adjusted net earnings per share (diluted) from continuing operations, and adjusted effective tax rate from continuing operations may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures

	Third Quarter
(Dollars in Millions Except Per Share Data)	2024	2023
Net Earnings from Continuing Operations, after tax- as reported	$2,694	$4,309

Pre-tax Adjustments
Litigation related	2,388	(51)
Intangible Asset Amortization expense	1,171	1,132
COVID-19 Vaccine related costs [1]	4	44
Restructuring related [2]	47	384
Medical Device Regulation [3]	38	74
Acquisition, integration and divestiture related	328	22
(Gains)/losses on securities	(37)	1,005
IPR&D impairments	—	206

Tax Adjustments
Tax impact on special item adjustments [4]	(762)	(482)
Tax legislation and other tax related	5	134
Adjusted Net Earnings from Continuing Operations, after tax	$5,876	$6,777
Average shares outstanding (Diluted)	2,427.9	2,549.7
Adjusted net earnings per share from Continuing Operations (Diluted)	$2.42	$2.66
Operational adjusted net earnings per share from Continuing Operations (Diluted)	$2.41
Notes:
1COVID-19 Vaccine related costs include remaining commitments and obligations, including external manufacturing network exit costs and required clinical trial expenses, associated with the Company's completion of its COVID-19 vaccine contractual commitments.
2In fiscal 2023, the company completed a prioritization of its research and development (R&D) investment within the Innovative Medicine segment to focus on the most promising medicines with the greatest benefit to patients. This resulted in the exit of certain programs within therapeutic areas. The R&D program exits are primarily in infectious diseases and vaccines including the discontinuation of its respiratory syncytial virus (RSV) adult vaccine program, hepatitis and HIV development.  The restructuring expense of $19 million in the fiscal third quarter of 2024 ($100 million Q3 2024 YTD) and $149 million in the fiscal third quarter of 2023 ($424 million Q3 2023 YTD) includes the termination of partnered and non-partnered program costs, asset impairments and asset divestments.
In fiscal 2023, the company initiated a restructuring program of its Orthopaedics franchise within the MedTech segment to streamline operations by exiting certain markets, product lines and distribution network arrangements. The restructuring expense of $28 million in the fiscal third quarter of 2024 ($107 million Q3 2024 YTD) and $235 million in the fiscal third quarter of 2023 ($235 million Q3 2023 YTD) primarily includes inventory and instrument reserves related to the market and product exits.
3European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices were required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its MedTech operating segments' measures of profit and loss used for making operating decisions and assessing performance which will be completed by the end of 2024.
4The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures

	Nine Months Ended
(Dollars in Millions Except Per Share Data)	2024	2023
Net Earnings from Continuing Operations, after tax- as reported	$10,635	$9,194

Pre-tax Adjustments
Litigation related	5,466	6,986
Intangible Asset Amortization expense	3,355	3,384
COVID-19 Vaccine related costs [1]	77	653
Restructuring related [2]	207	659
Medical Device Regulation [3]	157	223
Acquisition, integration and divestiture related	928	102
(Gains)/losses on securities	374	1,076
IPR&D impairments	194	255

Tax Adjustments
Tax impact on special item adjustments [4]	(2,055)	(2,769)
Tax legislation and other tax related	(42)	84
Adjusted Net Earnings from Continuing Operations, after tax	$19,296	$19,847
Average shares outstanding (Diluted)	2,429.5	2,603.4
Adjusted net earnings per share from Continuing Operations (Diluted)	$7.94	$7.62
Operational adjusted net earnings per share from Continuing Operations (Diluted)	$7.94
Notes:
1COVID-19 Vaccine related costs include remaining commitments and obligations, including external manufacturing network exit costs and required clinical trial expenses, associated with the Company's completion of its COVID-19 vaccine contractual commitments.
2In fiscal 2023, the company completed a prioritization of its research and development (R&D) investment within the Innovative Medicine segment to focus on the most promising medicines with the greatest benefit to patients. This resulted in the exit of certain programs within therapeutic areas. The R&D program exits are primarily in infectious diseases and vaccines including the discontinuation of its respiratory syncytial virus (RSV) adult vaccine program, hepatitis and HIV development.  The restructuring expense of $19 million in the fiscal third quarter of 2024 ($100 million Q3 2024 YTD) and $149 million in the fiscal third quarter of 2023 ($424 million Q3 2023 YTD) includes the termination of partnered and non-partnered program costs, asset impairments and asset divestments.
In fiscal 2023, the company initiated a restructuring program of its Orthopaedics franchise within the MedTech segment to streamline operations by exiting certain markets, product lines and distribution network arrangements. The restructuring expense of $28 million in the fiscal third quarter of 2024 ($107 million Q3 2024 YTD) and $235 million in the fiscal third quarter of 2023 ($235 million Q3 2023 YTD) primarily includes inventory and instrument reserves related to the market and product exits.
3European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices were required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its MedTech operating segments' measures of profit and loss used for making operating decisions and assessing performance which will be completed by the end of 2024.
4The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures
Adjusted operational sales growth(A)
Third quarter 2024 actual vs. 2023 actual

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	4.9%	5.8%	5.2%
U.S.	7.5%	7.8%	7.6%
International	1.2%	3.9%	2.2%

WW Currency	(1.4)	(0.6)	(1.1)
U.S.	—	—	—
International	(3.2)	(1.1)	(2.4)

WW Operational	6.3%	6.4%	6.3%
U.S.	7.5%	7.8%	7.6%
International	4.4%	5.0%	4.6%

Shockwave		(3.1)	(1.1)
U.S.		(4.4)	(1.4)
International		(1.8)	(0.7)

All Other Acquisitions and Divestitures (A&D)	0.1	0.4	0.2
U.S.	0.1	0.8	0.3
International	0.2	0.0	0.1

WW Adjusted Operational Ex A&D	6.4%	3.7%	5.4%
U.S.	7.6%	4.2%	6.5%
International	4.6%	3.2%	4.0%

COVID-19 Vaccine	0.3		0.2
U.S.	0.0		0.0
International	0.8		0.5

WW Adjusted Operational Ex A&D & COVID-19 Vaccine	6.7%	3.7%	5.6%
U.S.	7.6%	4.2%	6.5%
International	5.4%	3.2%	4.5%
Note: Percentages are based on actual, non-rounded figures and may not sum
(A)    NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures
Adjusted operational sales growth(A)
Nine months 2024 actual vs. 2023 actual

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	3.9%	4.1%	4.0%
U.S.	8.2%	6.7%	7.7%
International	(1.7)%	1.6%	(0.4)%

WW Currency	(1.6)	(1.6)	(1.6)
U.S.	—	—	—
International	(3.8)	(3.1)	(3.5)

WW Operational	5.5%	5.7%	5.6%
U.S.	8.2%	6.7%	7.7%
International	2.1%	4.7%	3.1%

Shockwave		(1.3)	(0.5)
U.S.		(2.1)	(0.7)
International		(0.6)	(0.2)

All Other Acquisitions and Divestitures (A&D)	0.1	0.3	0.2
U.S.	0.1	0.7	0.3
International	0.1	0.1	0.1

WW Adjusted Operational Ex A&D	5.6%	4.7%	5.3%
U.S.	8.3%	5.3%	7.3%
International	2.2%	4.2%	3.0%

COVID-19 Vaccine	2.4		1.5
U.S.	0.0		0.0
International	5.3		3.2

WW Adjusted Operational Ex A&D & COVID-19 Vaccine	8.0%	4.7%	6.8%
U.S.	8.3%	5.3%	7.3%
International	7.5%	4.2%	6.2%
Note: Percentages are based on actual, non-rounded figures and may not sum
(A)    NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2024	2023	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)
IMMUNOLOGY
US	$3,068	3,193	(3.9)%	(3.9)%	—%
Intl	1,552	1,656	(6.2)	(2.1)	(4.1)
WW	4,621	4,849	(4.7)	(3.3)	(1.4)

REMICADE
US	281	296	(5.4)	(5.4)	—
US Exports(3)	27	38	(28.9)	(28.9)	—
Intl	112	127	(11.5)	(6.5)	(5.0)
WW	419	461	(9.1)	(7.7)	(1.4)

SIMPONI / SIMPONI ARIA
US	299	310	(3.7)	(3.7)	—
Intl	218	319	(31.8)	(23.3)	(8.5)
WW	516	629	(18.0)	(13.6)	(4.4)

STELARA
US	1,770	1,912	(7.5)	(7.5)	—
Intl	906	951	(4.8)	(2.3)	(2.5)
WW	2,676	2,864	(6.6)	(5.7)	(0.9)

TREMFYA
US	691	634	9.1	9.1	—
Intl	316	258	22.6	26.9	(4.3)
WW	1,007	891	13.0	14.3	(1.3)

OTHER IMMUNOLOGY
US	1	2	(45.6)	(45.6)	—
Intl	0	0	—	—	—
WW	1	2	(45.6)	(45.6)	—

INFECTIOUS DISEASES
US	365	360	1.5	1.5	—
Intl	471	500	(5.7)	(5.1)	(0.6)
WW	836	859	(2.7)	(2.4)	(0.3)

COVID-19 VACCINE
US	0	0	—	—	—
Intl	1	41	(97.7)	(98.9)	1.2
WW	1	41	(97.7)	(98.9)	1.2

EDURANT / rilpivirine
US	8	9	(15.8)	(15.8)	—
Intl	323	287	12.3	11.4	0.9
WW	330	297	11.5	10.6	0.9

PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	355	345	2.8	2.8	—
Intl	94	102	(6.9)	(3.0)	(3.9)
WW	449	447	0.6	1.5	(0.9)

OTHER INFECTIOUS DISEASES
US	3	5	(52.2)	(52.2)	—
Intl	53	69	(23.2)	(20.5)	(2.7)
WW	55	74	(25.4)	(22.9)	(2.5)
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2024	2023	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
NEUROSCIENCE
US	$1,094	1,036	5.6%	5.6%	—%
Intl	662	706	(6.2)	(3.9)	(2.3)
WW	1,755	1,742	0.8	1.7	(0.9)

CONCERTA / methylphenidate
US	26	57	(55.0)	(55.0)	—
Intl	117	133	(11.9)	(8.5)	(3.4)
WW	142	189	(24.8)	(22.5)	(2.3)

INVEGA SUSTENNA / XEPLION / INVEGA TRINZA / TREVICTA
US	780	730	6.8	6.8	—
Intl	269	299	(10.1)	(8.3)	(1.8)
WW	1,049	1,029	1.9	2.4	(0.5)

SPRAVATO
US	243	154	56.8	56.8	—
Intl	42	29	44.6	47.4	(2.8)
WW	284	183	54.9	55.3	(0.4)

OTHER NEUROSCIENCE
US	46	94	(51.4)	(51.4)	—
Intl	235	245	(4.4)	(2.0)	(2.4)
WW	281	340	(17.4)	(15.7)	(1.7)

ONCOLOGY
US	2,816	2,219	26.9	26.9	—
Intl	2,565	2,313	10.9	14.3	(3.4)
WW	5,380	4,533	18.7	20.5	(1.8)

CARVYKTI
US	258	140	84.9	84.9	—
Intl	27	12	*	*	*
WW	286	152	87.7	87.6	0.1

DARZALEX
US	1,684	1,369	23.0	23.0	—
Intl	1,332	1,130	17.9	22.8	(4.9)
WW	3,016	2,499	20.7	22.9	(2.2)

ERLEADA
US	337	288	17.1	17.1	—
Intl	453	342	32.4	34.0	(1.6)
WW	790	631	25.4	26.3	(0.9)

IMBRUVICA
US	259	264	(1.9)	(1.9)	—
Intl	494	545	(9.2)	(7.2)	(2.0)
WW	753	808	(6.8)	(5.5)	(1.3)

TECVAYLI
US	105	93	13.5	13.5	—
Intl	30	19	54.2	59.4	(5.2)
WW	135	112	20.6	21.4	(0.8)

ZYTIGA / abiraterone acetate
US	5	16	(66.0)	(66.0)	—
Intl	144	199	(27.1)	(24.4)	(2.7)
WW	150	214	(30.0)	(27.5)	(2.5)

OTHER ONCOLOGY
US	168	50	*	*	—
Intl	83	67	24.8	27.6	(2.8)
WW	250	117	*	*	*
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2024	2023	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
PULMONARY HYPERTENSION
US	$815	680	20.0%	20.0%	—%
Intl	287	274	4.5	9.7	(5.2)
WW	1,102	954	15.6	17.0	(1.4)

OPSUMIT
US	406	323	25.4	25.4	—
Intl	165	166	(0.2)	1.7	(1.9)
WW	571	490	16.8	17.4	(0.6)

UPTRAVI
US	379	336	12.7	12.7	—
Intl	80	66	21.8	28.2	(6.4)
WW	458	402	14.2	15.2	(1.0)

OTHER PULMONARY HYPERTENSION
US	32	20	54.0	54.0	—
Intl	40	42	(3.9)	12.4	(16.3)
WW	72	63	15.0	25.9	(10.9)

CARDIOVASCULAR / METABOLISM / OTHER
US	713	763	(6.5)	(6.5)	—
Intl	170	194	(11.9)	(10.0)	(1.9)
WW	884	957	(7.6)	(7.2)	(0.4)

XARELTO
US	592	625	(5.2)	(5.2)	—
Intl	—	—	—	—	—
WW	592	625	(5.2)	(5.2)	—

OTHER
US	121	139	(12.2)	(12.2)	—
Intl	170	194	(11.9)	(10.0)	(1.9)
WW	292	332	(12.0)	(10.9)	(1.1)

TOTAL INNOVATIVE MEDICINE
US	8,871	8,249	7.5	7.5	—
Intl	5,709	5,644	1.2	4.4	(3.2)
WW	$14,580	13,893	4.9%	6.3%	(1.4)%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2024	2023	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)
CARDIOVASCULAR(4)
US	$1,148	891	28.6%	28.6%	—%
Intl	819	667	22.8	23.7	(0.9)
WW	1,966	1,558	26.2	26.5	(0.3)

ELECTROPHYSIOLOGY
US	660	611	7.9	7.9	—
Intl	619	549	12.7	13.8	(1.1)
WW	1,279	1,161	10.2	10.7	(0.5)

ABIOMED
US	293	254	15.4	15.4	—
Intl	68	57	20.1	20.1	0.0
WW	362	311	16.3	16.3	0.0

SHOCKWAVE(5)
US	163	—	*	*	—
Intl	66	—	*	*	—
WW	229	—	*	*	—

OTHER CARDIOVASCULAR(4)
US	30	26	16.7	16.7	—
Intl	66	61	7.7	7.5	0.2
WW	96	87	10.4	10.2	0.2

ORTHOPAEDICS
US	1,359	1,349	0.7	0.7	—
Intl	832	815	2.0	2.2	(0.2)
WW	2,191	2,164	1.2	1.3	(0.1)

HIPS
US	250	239	4.8	4.8	—
Intl	131	136	(3.6)	(3.2)	(0.4)
WW	381	375	1.7	1.9	(0.2)

KNEES
US	212	207	2.2	2.2	—
Intl	140	131	6.9	7.0	(0.1)
WW	352	338	4.0	4.1	(0.1)

TRAUMA
US	497	488	1.8	1.8	—
Intl	265	253	4.2	4.8	(0.6)
WW	761	742	2.6	2.8	(0.2)

SPINE, SPORTS & OTHER
US	400	415	(3.6)	(3.6)	—
Intl	296	295	0.4	0.4	0.0
WW	696	710	(1.9)	(2.0)	0.1
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2024	2023	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)(Continued)
SURGERY
US	$983	994	(1.1)%	(1.1)%	—%
Intl	1,451	1,483	(2.2)	(0.3)	(1.9)
WW	2,434	2,479	(1.8)	(0.7)	(1.1)

ADVANCED
US	448	455	(1.4)	(1.4)	—
Intl	661	709	(6.8)	(5.1)	(1.7)
WW	1,109	1,164	(4.7)	(3.6)	(1.1)

GENERAL
US	535	540	(0.9)	(0.9)	—
Intl	791	775	2.1	4.0	(1.9)
WW	1,325	1,314	0.8	2.0	(1.2)

VISION
US	549	512	7.2	7.2	—
Intl	751	744	0.9	1.8	(0.9)
WW	1,300	1,256	3.5	4.0	(0.5)

CONTACT LENSES / OTHER
US	441	399	10.2	10.2	—
Intl	527	529	(0.3)	0.6	(0.9)
WW	968	928	4.2	4.7	(0.5)

SURGICAL
US	108	112	(3.6)	(3.6)	—
Intl	225	216	3.9	4.7	(0.8)
WW	333	328	1.3	1.9	(0.6)

TOTAL MEDTECH
US	4,038	3,747	7.8	7.8	—
Intl	3,853	3,711	3.9	5.0	(1.1)
WW	$7,891	7,458	5.8%	6.4%	(0.6)%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2024	2023	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)
IMMUNOLOGY
US	$8,499	8,506	(0.1)%	(0.1)%	—%
Intl	5,090	4,951	2.8	7.3	(4.5)
WW	13,590	13,457	1.0	2.6	(1.6)

REMICADE
US	778	849	(8.5)	(8.5)	—
US Exports(3)	89	112	(20.5)	(20.5)	—
Intl	380	449	(15.4)	(11.3)	(4.1)
WW	1,246	1,410	(11.6)	(10.3)	(1.3)

SIMPONI / SIMPONI ARIA
US	820	866	(5.3)	(5.3)	—
Intl	787	829	(5.1)	4.1	(9.2)
WW	1,607	1,695	(5.2)	(0.7)	(4.5)

STELARA
US	5,021	5,180	(3.1)	(3.1)	—
Intl	2,991	2,925	2.2	5.4	(3.2)
WW	8,012	8,105	(1.2)	0.0	(1.2)

TREMFYA
US	1,789	1,490	20.1	20.1	—
Intl	932	747	24.7	29.6	(4.9)
WW	2,721	2,237	21.6	23.3	(1.7)

OTHER IMMUNOLOGY
US	3	9	(66.8)	(66.8)	—
Intl	0	0	—	—	—
WW	3	9	(66.8)	(66.8)	—

INFECTIOUS DISEASES
US	1,023	1,147	(10.8)	(10.8)	—
Intl	1,599	2,420	(33.9)	(33.4)	(0.5)
WW	2,622	3,566	(26.5)	(26.1)	(0.4)

COVID-19 VACCINE
US	0	0	—	—	—
Intl	198	1,073	(81.6)	(81.6)	0.0
WW	198	1,073	(81.6)	(81.6)	0.0

EDURANT / rilpivirine
US	24	26	(10.0)	(10.0)	—
Intl	926	816	13.5	13.3	0.2
WW	950	843	12.7	12.6	0.1

PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	990	1,105	(10.5)	(10.5)	—
Intl	315	310	1.8	4.3	(2.5)
WW	1,305	1,415	(7.8)	(7.2)	(0.6)

OTHER INFECTIOUS DISEASES
US	10	15	(37.7)	(37.7)	—
Intl	160	220	(27.4)	(24.2)	(3.2)
WW	169	235	(28.0)	(25.1)	(2.9)
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2024	2023	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
NEUROSCIENCE
US	$3,250	3,043	6.8%	6.8%	—%
Intl	2,090	2,296	(8.9)	(4.8)	(4.1)
WW	5,340	5,339	0.0	1.8	(1.8)

CONCERTA / methylphenidate
US	101	191	(47.5)	(47.5)	—
Intl	382	412	(7.3)	(2.9)	(4.4)
WW	482	603	(20.0)	(17.0)	(3.0)

INVEGA SUSTENNA / XEPLION / INVEGA TRINZA / TREVICTA
US	2,329	2,164	7.6	7.6	—
Intl	830	940	(11.7)	(8.7)	(3.0)
WW	3,159	3,104	1.8	2.7	(0.9)

SPRAVATO
US	660	409	61.2	61.2	—
Intl	120	74	62.9	65.0	(2.1)
WW	780	483	61.5	61.8	(0.3)

OTHER NEUROSCIENCE
US	161	278	(42.1)	(42.1)	—
Intl	759	870	(12.8)	(7.4)	(5.4)
WW	920	1,149	(19.9)	(15.8)	(4.1)

ONCOLOGY
US	7,835	6,177	26.8	26.8	—
Intl	7,450	6,865	8.5	12.6	(4.1)
WW	15,284	13,043	17.2	19.3	(2.1)

CARVYKTI
US	565	324	74.6	74.6	—
Intl	63	17	*	*	*
WW	629	341	84.3	84.2	0.1

DARZALEX
US	4,789	3,882	23.4	23.4	—
Intl	3,797	3,312	14.6	19.9	(5.3)
WW	8,586	7,194	19.3	21.8	(2.5)

ERLEADA
US	940	778	20.8	20.8	—
Intl	1,275	961	32.6	35.6	(3.0)
WW	2,215	1,740	27.3	29.0	(1.7)

IMBRUVICA
US	770	796	(3.2)	(3.2)	—
Intl	1,537	1,681	(8.5)	(6.1)	(2.4)
WW	2,307	2,476	(6.8)	(5.2)	(1.6)

TECVAYLI
US	310	232	34.0	34.0	—
Intl	93	37	*	*	*
WW	403	269	49.6	50.0	(0.4)

ZYTIGA / abiraterone acetate
US	25	41	(38.0)	(38.0)	—
Intl	470	646	(27.1)	(22.8)	(4.3)
WW	496	686	(27.8)	(23.7)	(4.1)

OTHER ONCOLOGY
US	435	125	*	*	—
Intl	214	211	2.0	4.8	(2.8)
WW	649	336	93.4%	95.1%	(1.7)%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2024	2023	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
PULMONARY HYPERTENSION
US	$2,324	1,964	18.4%	18.4%	—%
Intl	866	835	3.7	10.6	(6.9)
WW	3,190	2,798	14.0	16.1	(2.1)

OPSUMIT
US	1,135	924	22.8	22.8	—
Intl	504	512	(1.6)	2.2	(3.8)
WW	1,639	1,437	14.1	15.4	(1.3)

UPTRAVI
US	1,120	978	14.5	14.5	—
Intl	232	185	25.5	33.5	(8.0)
WW	1,352	1,163	16.3	17.5	(1.2)

OTHER PULMONARY HYPERTENSION
US	70	61	14.0	14.0	—
Intl	129	137	(5.8)	10.9	(16.7)
WW	199	199	0.3	11.9	(11.6)

CARDIOVASCULAR / METABOLISM / OTHER
US	2,061	2,254	(8.5)	(8.5)	—
Intl	543	580	(6.4)	(4.6)	(1.8)
WW	2,605	2,834	(8.1)	(7.7)	(0.4)

XARELTO
US	1,697	1,840	(7.8)	(7.8)	—
Intl	—	—	—	—	—
WW	1,697	1,840	(7.8)	(7.8)	—

OTHER
US	364	414	(11.9)	(11.9)	—
Intl	543	580	(6.4)	(4.6)	(1.8)
WW	908	994	(8.7)	(7.7)	(1.0)

TOTAL INNOVATIVE MEDICINE
US	24,993	23,090	8.2	8.2	—
Intl	17,639	17,947	(1.7)	2.1	(3.8)
WW	$42,632	41,037	3.9%	5.5%	(1.6)%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2024	2023	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)
CARDIOVASCULAR(4)
US	$3,292	2,662	23.6%	23.6%	—%
Intl	2,353	2,019	16.5	20.5	(4.0)
WW	5,645	4,681	20.6	22.3	(1.7)

ELECTROPHYSIOLOGY
US	2,057	1,791	14.8	14.8	—
Intl	1,889	1,658	14.0	18.2	(4.2)
WW	3,946	3,449	14.4	16.5	(2.1)

ABIOMED
US	905	790	14.5	14.5	—
Intl	207	176	17.7	20.0	(2.3)
WW	1,112	966	15.1	15.5	(0.4)

SHOCKWAVE(5)
US	240	—	*	*	—
Intl	66	—	*	*	—
WW	306	—	*	*	—

OTHER CARDIOVASCULAR(4)
US	89	81	10.6	10.6	—
Intl	192	186	3.0	5.7	(2.7)
WW	281	267	5.3	7.2	(1.9)

ORTHOPAEDICS
US	4,229	4,100	3.2	3.2	—
Intl	2,614	2,574	1.5	3.1	(1.6)
WW	6,843	6,674	2.5	3.2	(0.7)

HIPS
US	785	730	7.5	7.5	—
Intl	435	432	0.6	2.4	(1.8)
WW	1,220	1,162	5.0	5.6	(0.6)

KNEES
US	684	654	4.5	4.5	—
Intl	463	415	11.5	12.7	(1.2)
WW	1,147	1,069	7.2	7.7	(0.5)

TRAUMA
US	1,499	1,462	2.5	2.5	—
Intl	786	775	1.4	3.0	(1.6)
WW	2,285	2,238	2.1	2.7	(0.6)

SPINE, SPORTS & OTHER
US	1,262	1,254	0.6	0.6	—
Intl	930	952	(2.3)	(0.6)	(1.7)
WW	2,191	2,205	(0.6)	0.1	(0.7)
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2024	2023	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)(Continued)
SURGERY
US	$2,965	2,984	(0.6)%	(0.6)%	—%
Intl	4,373	4,522	(3.3)	0.4	(3.7)
WW	7,338	7,507	(2.2)	0.0	(2.2)

ADVANCED
US	1,360	1,365	(0.4)	(0.4)	—
Intl	1,977	2,139	(7.6)	(4.2)	(3.4)
WW	3,337	3,504	(4.8)	(2.7)	(2.1)

GENERAL
US	1,605	1,619	(0.9)	(0.9)	—
Intl	2,397	2,383	0.6	4.4	(3.8)
WW	4,001	4,002	0.0	2.3	(2.3)

VISION
US	1,619	1,599	1.3	1.3	—
Intl	2,224	2,265	(1.8)	1.0	(2.8)
WW	3,843	3,864	(0.5)	1.1	(1.6)

CONTACT LENSES / OTHER
US	1,288	1,252	2.8	2.8	—
Intl	1,508	1,568	(3.8)	(0.4)	(3.4)
WW	2,796	2,820	(0.9)	1.0	(1.9)

SURGICAL
US	331	346	(4.4)	(4.4)	—
Intl	717	698	2.7	4.2	(1.5)
WW	1,048	1,044	0.3	1.4	(1.1)

TOTAL MEDTECH
US	12,105	11,345	6.7	6.7	—
Intl	11,564	11,382	1.6	4.7	(3.1)
WW	$23,669	22,727	4.1%	5.7%	(1.6)%

Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
*    Percentage greater than 100% or not meaningful
(1)Operational growth excludes the effect of translational currency
(2)Unaudited
(3)Reported as U.S. sales
(4)Previously referred to as Interventional Solutions
(5)Acquired on May 31, 2024

Supplemental sales information (unaudited)
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2024	2023	Total	Operations	Currency
Innovative Medicine
U.S.	$8,871	8,249	7.5%	7.5	—
International	5,709	5,644	1.2	4.4	(3.2)
Worldwide	14,580	13,893	4.9	6.3	(1.4)

COVID-19 Vaccine
U.S.	—	—	—	—	—
International	1	41	(97.7)	(98.9)	1.2
Worldwide	1	41	(97.7)	(98.9)	1.2

Innovative Medicine excluding COVID-19 Vaccine
U.S.	8,871	8,249	7.5	7.5	—
International	5,708	5,603	1.9	5.2	(3.3)
Worldwide	14,579	13,852	5.2	6.6	(1.4)

Worldwide
U.S.	12,909	11,996	7.6	7.6	—
International	9,562	9,355	2.2	4.6	(2.4)
Worldwide	22,471	21,351	5.2	6.3	(1.1)

COVID-19 Vaccine
U.S.	—	—	—	—	—
International	1	41	(97.7)	(98.9)	1.2
Worldwide	1	41	(97.7)	(98.9)	1.2

Worldwide
U.S.	12,909	11,996	7.6	7.6	—
International	9,561	9,314	2.7	5.1	(2.4)
Worldwide excluding COVID-19 Vaccine	$22,470	21,310	5.4	6.5	(1.1)

Europe	$4,914	4,727	4.0%	3.0	1.0
Europe COVID-19 Vaccine Sales	1	41	(97.7)	(98.9)	1.2
Europe excluding COVID-19 Vaccine	$4,913	4,686	4.8%	3.8	1.0
Note: Columns and rows within tables may not add due to rounding

Supplemental sales information (unaudited)
(Dollars in Millions)

	NINE MONTHS
			% Change
	2024	2023	Total	Operations	Currency
Innovative Medicine
U.S.	$24,993	23,090	8.2%	8.2	—
International	17,639	17,947	(1.7)	2.1	(3.8)
Worldwide	42,632	41,037	3.9	5.5	(1.6)

COVID-19 Vaccine
U.S.	—	—	—	—	—
International	198	1,073	(81.6)	(81.6)	0.0
Worldwide	198	1,073	(81.6)	(81.6)	0.0

Innovative Medicine excluding COVID-19 Vaccine
U.S.	24,993	23,090	8.2	8.2	—
International	17,441	16,874	3.4	7.4	(4.0)
Worldwide	42,434	39,964	6.2	7.9	(1.7)

Worldwide
U.S.	37,098	34,435	7.7	7.7	—
International	29,203	29,329	(0.4)	3.1	(3.5)
Worldwide	66,301	63,764	4.0	5.6	(1.6)

COVID-19 Vaccine
U.S.	—	—	—	—	—
International	198	1,073	(81.6)	(81.6)	0.0
Worldwide	198	1,073	(81.6)	(81.6)	0.0

Worldwide
U.S.	37,098	34,435	7.7	7.7	—
International	29,005	28,256	2.7	6.3	(3.6)
Worldwide excluding COVID-19 Vaccine	$66,103	62,691	5.4%	7.1	(1.7)

Europe	$15,291	15,448	(1.0)%	(0.7)	(0.3)
Europe COVID-19 Vaccine Sales	198	1,073	(81.6)	(81.6)	—
Europe excluding COVID-19 Vaccine	$15,093	14,375	5.0%	5.3	(0.3)
Note: Columns and rows within tables may not add due to rounding